--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                    May 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has remained relatively robust, spurred by lower interest rates and strong consumer demand. However, the economic weakness of Asia looms large. While the fallout from the Asian fiscal crisis probably has yet to materialize in the U.S., we expect a "slowdown" in Asia's economies to slow U.S. growth in 1998. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in a $118 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/ Laurence D. Fink                  /s/ Ralph L. Schlosstein
--------------------                  -------------------------
Laurence D. Fink                      Ralph L. Schlosstein
Chairman                              President

                                                                    May 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the six months ended April 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks its objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with approximately 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the Canadian or U.S.governments or their agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                                   -------------------------------------------------------
                                    4/30/98   10/31/97     CHANGE       HIGH        LOW
-------------------------------------------------------------------------------------------
  STOCK PRICE                      $10.5625   $10.5625       --       $10.8125   $10.4375
-------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)             $12.45     $12.47      (0.16)%     $12.62     $12.17
-------------------------------------------------------------------------------------------
  CURRENCY EXCHANGE RATE           $0.6993    $0.7095      (1.44)%     $0.7152    $0.6821
-------------------------------------------------------------------------------------------
  10-YEAR U.S. TREASURYNOTE          5.67%      5.83%      (0.16)%      5.96%      5.36%
-------------------------------------------------------------------------------------------

THE U.S. AND CANADIAN FIXED INCOME MARKETS

      The first four months of 1998 have witnessed continued rapid expansion of the U.S. economy. GDP growth is estimated at an annual rate of 4.2%, far exceeding the historical non-inflationary level of 2%. Despite the strong economic growth, inflation stayed surprisingly subdued. After rising only 1.7% in 1997, inflation inched higher at a 0.2% annual rate for the first quarter of 1998. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheaper Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      The Treasury market rallied during the fourth quarter of 1997 and into 1998 before giving back some gains during the past few months. For the semi-annual period, the yield of the 10-year Treasury security fell from 5.83% on October 31, 1997 to 5.67% on April 30, 1998. The strong performance of the Treasury market was in response to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to surplus in the federal budget and increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      After underperforming U.S. Treasuries in the fourth quarter of 1997, Canadian bonds rebounded in early 1998. Sharp declines in world equity and currency markets placed pressure on the Canadian dollar in late 1997, causing the Bank of Canada to continually raise short-term interest rates in an attempt to halt Canadian dollar weakness. However, overall economic conditions in Canada remain favorable. The Bank of Canada estimated that the Asian fiscal crisis will have only a nominal impact on the Canadian economy, since Canadian exports to Japan and the Asian region only account for 8% of total economic output. Additionally, the monetary policies of the Bank of Canada continue to foster strong growth with annual inflation levels in the 1-2% range. A projected balanced budget for fiscal year 1998/1999 coupled with a more stable political environment in Quebec contributed to a rally in the bond market towards the end of the period.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for given a change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian exposure has generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar. The following chart compares the Trust's current and October 31, 1997 asset composition:

       ------------------------------------------------------------------------
         COMPOSITION                          APRIL 30, 1998   OCTOBER 31, 1997
       ------------------------------------------------------------------------
       CANADIAN PORTFOLIO ALLOCATION                48%               65%
       ------------------------------------------------------------------------
       Canadian Corporate Bonds                     16%               15%
       ------------------------------------------------------------------------
       Canadian Government Securities                6%               17%
       ------------------------------------------------------------------------
       Ontario                                       6%                8%
       ------------------------------------------------------------------------
       New Brunswick                                 4%                4%
       ------------------------------------------------------------------------
       Canadian Mortgages                            3%                5%
       ------------------------------------------------------------------------
       Saskatchewan                                  3%                3%
       ------------------------------------------------------------------------
       New Foundland                                 3%                3%
       ------------------------------------------------------------------------
       Nova Scotia                                   3%                2%
       ------------------------------------------------------------------------
       Prince Edward Island                          2%                2%
       ------------------------------------------------------------------------
       Quebec                                        1%                4%
       ------------------------------------------------------------------------
       British Columbia                              1%                1%
       ------------------------------------------------------------------------
       Manitoba                                      0%                1%
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
       U.S. PORTFOLIO ALLOCATION                    52%               35%
       ------------------------------------------------------------------------
       U.S. Government Securities                   24%                9%
       ------------------------------------------------------------------------
       Agency Multiple Class Mortgage
         Pass-Throughs                               8%                4%
       ------------------------------------------------------------------------
       FHA Project Loans                             6%                5%
       ------------------------------------------------------------------------
       Non-Agency Multiple Class Mortgage
         Pass-Throughs                               4%                3%
       ------------------------------------------------------------------------
       Interest Only Mortgage-Backed Securities      3%                4%
       ------------------------------------------------------------------------
       Principal Only Mortgage-Backed Securities     3%                3%
       ------------------------------------------------------------------------
       Inverse-Floating Rate Mortgages               2%                5%
       ------------------------------------------------------------------------
       Agency Mortgage Pass-Throughs                 2%                2%
       ------------------------------------------------------------------------


      The Trust substantially reduced its exposure to both Canadian bonds and the Canadian dollar during the semi-annual period. Canadian bonds (primarily Canadian Government and Provincials) were sold after outperforming their U.S. counterparts. For example, Canadian bonds historically have offered higher yields than U.S. Treasuries. During the period, however, Canadian yields have traded through (lower than) U.S. yields. Accordingly, the Trust purchased U.S. Treasuries, which we believe offered better relative value. Within Canada, the Trust has emphasized longer maturity holdings due to our belief that the Canadian yield curve will flatten, a result of longer maturity securities outperforming shorter maturity ones. Additionally, the Trust reduced its currency exposure to the Canadian dollar due to our belief that Canadian short-term yields are currently too low to support a sustained Canadian dollar rally. We will, however, be looking to add Canadian dollar exposure to the Trust upon opportunity.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely

/s/ Robert S. Kapito                      /s/ Michael P. Lustig
--------------------------------          ----------------------------------
Robert S. Kapito                          Michael P. Lustig
Vice Chairman and Portfolio Manager       Director and Portfolio Manager
BlackRock Financial Management, Inc.      BlackRock Financial Management, Inc.


-------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
-------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BNA
-------------------------------------------------------------------------------
Initial Offering Date:                                        December 20, 1991
-------------------------------------------------------------------------------
Closing Stock Price as of April 30, 1998:                         $10.5625
-------------------------------------------------------------------------------
Net Asset Value as of April 30, 1998:                              $12.45
-------------------------------------------------------------------------------
Yield on Closing Stock Price as of April 30, 1998 ($10.5625)1:      7.95%
-------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                            $0.07
-------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                         $0.84
-------------------------------------------------------------------------------

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

-------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                      VALUE
RATINGS*  (000)              DESCRIPTION                             (NOTE 1)
-------------------------------------------------------------------------------
                   LONG-TERM INVESTMENTS--133.4%
                   UNITED STATES SECURITIES--68.8%
                   MORTGAGE PASS-THROUGHS--11.2%
        $ 9,369++  Federal Home Loan Mortgage Corp.,
                     6.50%, 01/01/28 - 02/01/28 ...............      $ 9,282,050
                   Federal Housing Administration, GMAC,
          2,182      Series 37, 7.43%, 05/01/22 ................       2,243,754
          1,335      Series 44, 7.43%, 08/01/22 ................       1,377,857
          1,660      Series 59, 7.43%, 07/01/21 ................       1,707,765
            726      Series 65, 7.43%, 02/01/23 ................         746,600
                     Merrill,
          2,951      Series 29, 7.43%, 10/01/20 ................       3,033,298
         24,354      Series 42, 7.43%, 09/01/22 ................      25,141,920
          2,252      Reilly, Series B-11, 7.40%,
                     04/01/21 ..................................       2,309,429
          2,317      Westmore Project 8240, 7.25%,
                     04/01/21 ..................................       2,367,000
          2,136    Government National Mortgage
                     Association,
                     8.00%, 04/15/24 - 11/15/25 ................       2,216,361
                                                                     -----------
                                                                      50,426,034
                                                                     -----------
                   MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--15.9%
                   Countrywide Funding Corporation,
Aaa       3,240     Series 1993-7, Class 7-AS3,
                     11/25/23 (ARM) ............................       3,240,294
AAA       1,696     Series 1993-10, Class 10-A8,
                     01/25/24 (ARM) ............................       1,594,483
         12,776    DLJ Mortgage Acceptance Corp.,
                    Series 1998-2, Class A1,
                     6.75%, 04/25/28 ...........................      12,648,240
                   Federal Home Loan Mortgage
                    Corp., Multiclass Mortgage
                    Participation Certificates,
          7,500@@   Series 1104, Class 1104-L,
                     06/15/21 ..................................       8,067,375
         10,342     Series 1353, Class 1353-S,
                     08/15/07 (I) ..............................       1,100,416
          4,772     Series 1379, Class 1379-P,
                     08/15/18 (I) ..............................         443,575
          1,225     Series 1590, Class 1590-T,
                     10/15/23 (ARM) ............................         772,420
          1,406     Series 1609, Class 1609-LN,
                     11/15/23 (ARM) ............................       1,262,297
                   Federal Home Loan Mortgage
                    Corp., Multiclass Mortgage
                    Participation Certificates,
          1,165     Series 1988,Class 1988-SB,
                     09/15/27 (ARM) ............................       1,166,712
                   Federal National Mortgage Association,
                    REMIC Pass-Though
                    Certificates,
          5,969    Trust 1989-90, Class 90-E,
                    12/25/19 ...................................       6,370,785
          1,390    Trust 1993-27, Class 27-SE,
                    08/25/23 (ARM) .............................         954,713
            347    Trust 1993-44, Class 44-K,
                    10/25/22 ...................................         346,226
          1,140    Trust 1993-139, Class 139-SY,
                    08/25/23 (ARM) .............................       1,095,548
          2,328    Trust 1993-201, Class 201-SC,
                    10/25/23 (ARM) .............................       2,117,657
          4,005    Trust 1993-210, Class 210-A,
                    01/25/23 ...................................       3,805,625
          3,351++  Trust 1993-224, Class 224-SE
                    11/25/23 (ARM) .............................       2,686,220
          1,550    Trust 1993-256, Class 256-F,
                    11/25/23 (ARM) .............................       1,428,657
          4,921    Trust 1995, Class 1995-10-B,
                    03/25/24 ...................................       4,776,921
          2,100    Trust 1996-14, Class 14-M,
                    10/25/21 ...................................       1,798,776
         23,646    Trust 1997-90, Class 90-M,
                    01/25/28 (I) ...............................       9,569,241
         10,952    Trust 1998-16, Class PK,
                    12/18/21 (I) ...............................       2,053,493
          4,500    Trust 1998-25, Class 25-PG,
                    03/18/22 (I) ...............................       1,046,250
AAA       3,253    PNC Mortgage Securities Corp.,
                    Mortgage Pass Through,
                    Series 1997-6, Class 6-A2, 07/25/27 ........       3,249,885
                                                                     -----------
                                                                      71,595,809
                                                                     -----------
                   COMMERCIAL MORTGAGE
                   BACKED SECURITIE0.7%AAA   8,917
                   Credit Suisse First Boston
                    Mortgage Corp.,
                    Trust 1997-C1, Class C1-AX,
                    06/20/29 (I/O) .............................         978,045
AAA      19,291    GMAC Commercial Mortgage Securities
                    Inc., Mortgage Certificate
                    Trust 1997-C1, C1-Class X,
                    07/15/27 (I/O) .............................       1,838,676

See Notes to Financial Statements.

-------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                      VALUE
RATINGS*  (000)              DESCRIPTION                             (NOTE 1)
-------------------------------------------------------------------------------

                  COMMERCIAL MORTGAGE
                  BACKED SECURITIE (CONT'D)
AAA    $ 6,110    Morgan Stanley Capital 1 Inc.,
                   Trust 1997-HF1, Class HF1-X,
                   06/15/17 (I/O) ................................  $   537,484
                                                                    -----------
                                                                      3,354,205
                                                                    -----------
                  STRIPPED MORTGAGE-BACKED
                  SECURITIES--8.5%
                  Federal Home Loan Mortgage Corp.,
         4,525++   Series 184, Class 184-IO,
                    12/01/26 (I/O) ...............................    1,193,579
         6,619     Series 1254, Class 1254-Z,
                    4/15/22 (I/O) ................................    1,631,830
         7,500     Series 1434, Class1434-M,
                    12/15/22 (I/O) ...............................    3,892,695
         4,573     Series 1506, Class 1506-L,
                    5/15/08 (I/O) ................................      860,497
         5,787     Series 1570, Class 1570-C,
                    8/15/23 (P/O) ................................    3,731,500
         6,752     Series 1850, Class 1850-SA,
                    2/15/24 (I/O) ................................    1,031,811
         1,636     Series 1857, Class 1857-PB1,
                    12/15/08 (P/O) ...............................    1,419,296
         5,000     Series 1900, Class 1900-SV,
                    8/15/08 (I/O) ................................      870,300
        21,102     Series 1965, Class 1965-SA,
                    3/15/24 (I/O) ................................    2,987,221
        40,020     Series 1968, Class 1968-S,
                    10/15/26 (I/O) ...............................    2,251,128
         7,000     Series 2002, Class 2002-HJ,
                    10/15/08 (I/O) ...............................    1,074,062
         6,297     Series 2009, Class 2009-HJ,
                    10/15/22 (P/O) ...............................    3,693,562
                  Federal National Mortgage Association,
                   REMIC Pass-Though Certificates,
         1,999      Trust 267, Class 1,
                      10/01/24 (P/O) .............................    1,678,847
         2,379      Trust 279, Class 1,
                      7/01/26 (P/O) ..............................    2,003,895
         2,000      Trust G1992-5, Class 5-E,
                      1/25/22 (I/O) ..............................      661,766
         2,321      Trust 1994-22, Class 22-E,
                      1/25/24 (P/O) ..............................    1,915,023
         7,500      Trust 1995-26, Class 26-SW,
                      2/25/24 (I/O) ..............................    1,319,531
         3,321      Trust 1996-38, Class 38-E,
                      8/15/23 (P/O) ..............................    1,966,406
         1,000      Trust 1996-44, Class 44-B,
                      6/25/23 (P/O) ..............................      788,750
        10,224+     Trust 1997-65, Class 65-SG,
                      6/25/23 (I/O) ..............................    1,482,473
         1,890++    Trust 1997-85, Class LE,
                      10/25/23 (P/O) .............................    1,561,612
Aaa      5,755    G. E. Capital Mortgage Services,
                    Trust 1993-13, Class A2,
                     10/25/08 (I/O) ..............................      305,714
                                                                    -----------
                                                                     38,321,498
                                                                    -----------
                  U.S GOVERNMENT AND
                  AGENCY SECURITIES--32.5%
                  Overseas Private Investment Corp.,
           220     6.27%, 05/29/12 ...............................      217,663
           440     6.84%, 05/29/12 ...............................      445,500
         3,544    Small Business Administration,
                   Series 1996-20 K,
                   6.95%, 11/01/16 ...............................    3,649,416
                  U.S. Treasury Notes,
        17,850+    5.75%, 11/30/02 ...............................   17,894,625
        28,350+    6.25%, 6/30/02 ................................   28,939,113
        10,600++   6.375%, 5/15/00 ...............................   10,754,018
           150     6.50%, 5/31/01 ................................      153,609
           610     7.25%, 8/15/04 ................................      658,800
                  U.S. Treasury Bonds,
        57,553++   6.125%, 11/15/27 ..............................   58,883,626
        24,420++   6.25%, 8/15/23 ................................   25,099,120
                                                                    -----------
                                                                    146,695,490
                                                                    -----------
                  Total United States Securities
                   (cost $305,840,937) ...........................  310,393,036
                                                                    -----------
                  CANADIAN SECURITIES--64.6%
                  CORPORATE BONDS--21.7%
A1    C$15,000**  Bell Canada,
                   7.00%, 9/24/27 ................................   11,590,370
                  Canadian Imperial Bank Commerce,
Aa3     25,000     8.25%, 2/14/07 ................................   18,286,304
Aa3      4,500     8.50%, 2/05/07 ................................    3,449,543
Aa3     10,000    Canadian Imperial Bank, Toronto,
                   8.15%, 4/25/11 ................................    8,086,577
A       10,000    Credit Foncier De France,
                   8.50%, 3/12/03 ................................    7,687,374
A1      12,000    Daimler Benz AG,
                   9.50%, 10/30/01 ...............................    9,311,587
A1      10,000    Ford Credit Canada Limited,
                   5.66%, 11/19/01 ...............................    6,994,650
                  Greater Toronto Airport Authority,
A2      15,000     5.95%, 12/03/07 ...............................   10,680,793
A2       5,000     6.45%, 12/03/27 ...............................    3,638,239
BB+     10,000**  Loewen Group Inc.,
                   Series 5, 6.10%,
                   10/01/02 ......................................    6,861,079
A2      15,000    Transport Canada Pipe Lines Limited,
                   6.89%, 8/07/28 ................................   11,264,240
                                                                    -----------
                                                                     97,850,756
                                                                    -----------
                  CANADIAN MORTGAGES--4.1%
         6,960    Conduit Mortgage Obligation
                   6.95%, 9/01/98 ................................    4,864,595
        18,869    NHA Mortgage Backed Securities
                   Corp., Household Trust,
                   7.75%, 6/01/98 ................................   13,452,837
                                                                    -----------
                                                                     18,317,432
                                                                    -----------
                  CANADIAN GOVERNMENT
                  SECURITIES--7.6%
                  Canada Government Bonds,
        25,000     5.75%, 6/01/29 ................................   17,810,763
         4,200     8.00%, 6/01/27 ................................    3,902,406


See Notes to Financial Statements

-------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                      VALUE
RATINGS*  (000)              DESCRIPTION                             (NOTE 1)
-------------------------------------------------------------------------------
      C$15,100    Canadian Treasury Notes,
                   9.00%, 12/01/04 ............................... $ 12,699,016
                                                                   ------------
                                                                     34,412,185
                                                                   ------------
                  CANADIAN PROVINCIAL SECURITIES--31.2%
                  British Columbia--2.0%
        10,000    British Columbia Province,
                   8.50%, 8/23/13 ................................    8,882,129
                                                                   ------------
                  NEW BRUNSWICK--5.3%
                  New Brunswick Province,
        13,000     7.625%, 7/14/00 ...............................    9,501,587
        14,600     10.125%, 10/31/11 .............................   14,393,448
                                                                   ------------
                                                                     23,895,035
                                                                   ------------
                  NEWFOUNDLAND--4.7%
        23,000    Newfoundland Province,
                   8.45%, 2/05/26 ................................   21,020,322
                                                                   ------------
                  NOVA SCOTIA--3.4%
        15,000    Nova Scotia Province,
                   9.60%, 1/30/22 ................................   15,150,005
                                                                   ------------
                  ONTARIO--8.1%
        10,000    Hamilton Wentworth Regional
                   Municipality, 7.00%, 6/06/01 ..................    7,315,641
        25,000    Ontario Province,
                   7.60%, 6/02/27 ................................   21,411,588
        10,000    Toronto Metropolitan Municipality,
                   7.75%, 12/01/05 ...............................    7,863,002
                                                                   ------------
                                                                     36,590,231
                                                                   ------------
                  PRINCE EDWARD ISLAND--2.5%
        13,000    Prince Edward Island Province,
                   8.50%, 10/27/15 ...............................   11,503,766
                                                                   ------------
                  QUEBEC--1.7%
        10,000    Quebec Province,
                   7.50%, 12/01/03 ...............................    7,645,023
                                                                   ------------
                  SASKATCHEWAN--3.5%
        20,000    Saskatchewan Province,
                   7.50%, 12/19/05 ...............................   15,715,375
                                                                   ------------
                                                                    140,401,886
                                                                   ------------
                  Total Canadian Securities
                   (cost $282,105,846) ...........................  290,982,259
                                                                   ------------
                  Total Long-Term Investments
                   (cost $587,946,783) ...........................  601,375,295
                                                                   ------------
                  SHORT-TERM INVESTMENTS--0.4%
                  CALL OPTION PURCHASED--0.4%
        80,000    Interest Rate Swap, 6.20%
                   over 3-month LIBOR,
                   expires 8/13/99
                   (cost $1,194,000) .............................    1,884,000
                                                                   ------------
                  REPURCHASE AGREEMENT--0.0%
           145    State Street Bank & Trust Co., 5.20%,
                   dated 4/30/98, due 5/1/98 in the
                   amount of $145,021 (cost $145,000,
                   collateralized by $145,000
                   US Treasury Note, 6.625% due
                   7/31/01, value including accrued
                   interest--$147,335) ...........................      145,000
                                                                   ------------
                  Total Investments--133.8%
                   (cost $589,285,783) ...........................  603,404,295
                  Liabilities in excess of other
                   assets--(33.8%) ............................... (152,515,972)
                                                                   ------------
                  NET ASSETS--100% ............................... $450,888,323
                                                                   ============

     *   Using the higher of Standard &Poor's or Moody's rating.
     **  Private placement restricted as to resale.
     + Partial principal amount pledged as collateral for reverse repurchase agreements.
     ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
     @@  Entire principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
           ARM--Adjustable Rate Mortgage.
           CMO-- Collateralized Mortgage Obligation.
             I--Denotes a CMO with interest only characteristics.
           I/O--Interest Only.
         LIBOR--London InterBank Offer Rate.
           P/O--Principal Only.
         REMIC--Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
------------------------------------------------------------------

ASSETS
Investments, at value (cost $589,285,783) (Note 1)    $603,404,295
Canadian dollars, at value (cost $318,822) .......         318,822
Cash .............................................          48,164
Receivable for investments sold ..................      22,350,757
Interest receivable ..............................      10,325,835
Interest rate caps, at value
  (amortized cost $2,035,778) (Notes 1 & 3) ......         677,200
Forward currency contracts--amount receivable
   from counterparties ...........................          79,858
                                                      ------------
                                                       637,204,931
                                                      ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ...........     171,324,312
Payable for investments purchased ................      12,686,979
Due to broker-variation margin ...................       1,354,013
Interest Payable .................................         268,159
Investment advisory fee payable (Note 2) .........         224,398
Administration fee payable (Note 2) ..............          37,400
Other accrued expenses ...........................         421,347
                                                      ------------
                                                       186,316,608
                                                      ------------
NET ASSETS .......................................    $450,888,323
                                                      ============
Net assets were comprised of:
   Common stock, at par (Note 5) .................    $    362,071
   Paid-in capital in excess of par ..............     443,708,250
                                                      ------------
                                                       444,070,321

   Undistributed net investment income ...........         687,539
   Accumulated net realized loss on investments ..      (2,116,686)
   Net unrealized appreciation on investments ....      25,024,033
   Accumulated net realized and unrealized
     foreign currency loss .......................     (16,776,884)
                                                     -------------
   Net assets, April 30, 1998 ....................   $ 450,888,323
                                                     =============
NET ASSET VALUE PER SHARE:
   ($450,888,323 / 36,207,093 shares of
   common stock issued and outstanding) ..........   $       12.45
                                                     =============

--------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------

NET INVESTMENT INCOME
Income
Interest (net of premium amortization of
   $1,658,752 and net of interest expense of
   $4,769,686) .................................   $16,518,627
                                                   ------------
Expenses
   Investment advisory .........................      1,341,035
   Administration ..............................        224,506
   Custodian ...................................        136,000
   Reports to shareholders .....................        124,000
   Audit .......................................         42,000
   Directors ...................................         42,000
   Transfer agent ..............................         22,000
   Miscellaneous ...............................         83,597
                                                   ------------
     Total operating expenses ..................      2,015,138
                                                   ------------
   Net investment income .......................     14,503,489
                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 3)
Net realized gain (loss) on:
   Investments .................................     15,101,449
   Futures .....................................     (1,406,660)
   Short sales .................................       (437,595)
   Written Options .............................       (811,192)
   Foreign currency ............................     (5,305,711)
                                                   ------------
                                                      7,140,291
                                                   ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments ..................................    (11,412,767)
   Futures ......................................      2,129,256
   Short sales ..................................        529,265
   Written options ..............................      1,509,600
   Interest rate caps ...........................       (347,668)
   Foreign currency .............................        624,434
                                                    ------------
                                                      (6,967,880)
                                                    ------------
Net gain on investments and foreign currency
         TRANSACTIONS ...........................        172,411
                                                    ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .......................   $ 14,675,900
                                                    ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
(INCLUDING FOREIGN CURRENCY)
Cash flows provided by operating activities:
   Interest received ...............................   $  22,792,976
   Operating expenses paid .........................      (1,998,662)
   Interest expense paid on reverse repurchase
     agreements ....................................      (5,284,094)
   Proceeds from disposition of short-term portfolio
     investments including options, net ............         974,141
   Purchases of long-term portfolio investments ....    (450,287,450)
   Proceeds from disposition of long-term
     portfolio investments .........................     481,724,064
   Variation margin on futures .....................       1,987,246
                                                        ------------
   Net cash flows provided by operating activities .      49,908,221
                                                        ------------
Cash flows used for financing activities:
   Decrease in reverse repurchase agreements .......     (34,801,757)
   Cash dividends paid .............................     (15,381,170)
                                                        ------------
   Net cash flows used for financing activities ....     (50,182,927)
                                                        ------------
Net realized and unrealized foreign currency loss ..      (1,699,064)
                                                        ------------
Net decrease in cash and foreign currency ..........      (1,973,770)
Cash and foreign currency, at beginning of period ..       2,340,756
                                                        ------------
Cash and foreign currency, at end of period ........    $    366,986
                                                        ============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS (INCLUDING FOREIGN
CURRENCY) PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations    $ 14,675,900
                                                        ------------
Decrease in investments ............................      41,773,525
Net realized gain ..................................      (7,140,291)
Decrease in unrealized appreciation ................       6,967,880
Decrease in deposits with brokers as

   collateral for investments sold short ...........      39,769,218
Increase in interest receivable ....................        (154,089)
Decrease in receivable for investments sold ........      27,274,041
Increase in receivable for forward

   currency contracts ..............................        (791,450)
Decrease in interest rate caps .....................         569,550
Increase in variation margin payable ...............       1,264,650
Decrease in payable for investments purchased ......     (52,891,357)
Decrease in payable for securities sold short ......     (18,830,624)
Decrease in interest payable .......................        (514,408)
Decrease in payable for call option ................      (2,080,800)
Increase in accrued expenses and other liabilities .          16,476
                                                        ------------
   Total adjustments ...............................      35,232,321
                                                        ------------
Net cash flows provided by operating activities ....    $ 49,908,221
                                                        ============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
INCREASE (DECREASE)                               SIX MONTHS        YEAR
IN NET ASSETS                                       ENDED           ENDED
                                                  APRIL 30,       OCTOBER 31,
                                                    1998            1997
                                                  ---------       ---------
Operations:

   Net investment income ....................  $ 14,503,489     $ 32,136,760

   Net realized gain on investments,
     futures, short sales, written
     options and foreign currency
     transactions ...........................     7,140,291       46,282,519

   Net change in unrealized
     appreciation (depreciation)
     on investments, futures, short
     sales, options, interest rate caps
     and foreign currency ...................    (6,967,880)     (42,981,198)
                                               ------------     ------------

   Net increase in net
     assets resulting from
     operations .............................    14,675,900       35,438,081

Dividends and distributions:

   Dividends from net investment
     income .................................   (15,206,676)     (30,413,427)
                                               ------------     ------------


   Total increase (decrease) ................      (530,776)       5,024,654

NET ASSETS

   Beginning of period ......................   451,419,099      446,394,445
                                               ------------     ------------

   End of period ............................  $450,888,323     $451,419,099
                                               ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                SIX MONTHS                     YEAR ENDED OCTOBER 31,
                                                   ENDED        --------------------------------------------------
                                              APRIL 30, 1998    1997        1996        1995       1994        1993
                                               ------------     ----        ----        ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........  $ 12.47     $ 12.33     $ 11.36      $ 10.07    $ 12.34    $ 13.13
                                                 --------    --------    --------     --------   --------   --------
   Net investment income (net of interest
 expense of $0.13, $0.22, $0.41, $0.35,
     $0.26, and $0.20, respectively) ..........     0.40        0.89        0.93         0.89       1.09       1.21
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions .............................       --        0.09        0.92         1.37       (2.28)   (0.80)
                                                --------    --------    --------     --------   --------   --------
Net increase (decrease) from investment
 operations ...................................     0.40        0.98        1.85         2.26       (1.19     )0.41
                                                --------    --------    --------     --------   --------   --------
Less dividends and distributions:
   Dividends from net investment income .......    (0.42)      (0.84)      (0.29)          --      (1.03)     (1.20)
   Return of capital distributions ............       --          --       (0.59)       (0.97)     (0.05)        --
                                                --------    --------    --------     --------   --------    -------
       Total dividends and distributions ......    (0.42)      (0.84)      (0.88)       (0.97)     (1.08)     (1.20)
                                                --------    --------    --------     --------   --------   --------
Net asset value, end of period* ............... $  12.45    $  12.47    $  12.33     $  11.36   $  10.07   $  12.34
                                                ========    ========    ========     ========   ========   ========
PER SHARE MARKET VALUE, END OF PERIOD* ........ $10 9/16    $10 9/16    $ 10 1/8     $ 10 1/8   $  9 1/8   $ 12 7/8
                                                ========    ========    ========     ========   ========   ========
TOTAL INVESTMENT RETURN+ ......................    4.03%      13.23%       9.48%       22.88%    (21.62%)     4.68%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses (a) ........................    0.90%+++    0.93%       0.97%        0.96%      1.01%      0.98%
Net investment income .........................    6.51%+++    7.30%       8.24%        8.58%      9.92%      9.72%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ............. $449,493    $440,465    $409,644     $374,975   $397,651   $452,740
Portfolio turnover ............................      85%        146%        151%          78%        70%       155%
Net assets, end of period (in thousands) ...... $450,888    $451,419    $446,394     $411,295   $364,749   $446,614
Reverse repurchase agreements outstanding,
   end of period (in thousands) ............... $171,324    $206,126    $217,135     $202,703   $142,450   $201,122
Asset coverage++ .............................. $  3,632    $  3,190    $  3,056     $  3,028   $  3,561   $  3,221

----------
   * NAV and market value published in THE WALL STREET JOURNAL each Monday.
 (a) The ratios of operating expenses, including interest expense, to average net assets were 3.04%+++, 2.74%, 4.63%, 4.34%, 3.36%, and 2.55% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total returns for periods of less than a full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING                  The  BlackRock  North  American   Government
                                    Income Trust Inc., (the "Trust"), a Maryland
corporation, is a non-diversified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.


SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

   Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the New York City noon rates of exchange.

     (ii) purchases and sales of investment securities,  income and expenses--at
     the  rates  of  exchange   prevailing  on  the  respective  dates  of  such
     transactions.

   The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

   Net realized and unrealized foreign exchange losses of $16,916,448 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, maturities of reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

   The exchange rate for the Canadian dollar at April 30, 1998 was US$ 0.6993 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.


SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for United States income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to
distribute   all  of  its  taxable   income  to   shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex- dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the
reporting   period.   Actual   results   could  differ  from  those   estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the six months ended April 30, 1998 the Trust decreased undistributed net investment income by $78,946, decreased accumulated net realized losses on investments by $44,401, and decreased accumulated net realized and unrealized foreign currency gain
(loss) by $34,545 for realized foreign currency losses incurred during the six months ended April 30, 1998. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS                  The   Trust  has  an   Investment   Advisory
                                    Agreement    with    BlackRock     Financial
Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                   Purchases    and    sales   of    investment
SECURITIES AND                      securities,  other than  short-term  invest-
OTHER INVESTMENTS                   ments,  for the six months  ended  April 30,
                                    1998     aggregated     $518,677,313     and
$532,762,734,  respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 5% of its portfolio assets. At April 30, 1998, the Trust held 1.27% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The United States federal income tax basis of the Trust's investments at April 30, 1998 was $577,164,809, and accordingly, net unrealized appreciation for federal income tax purposes was $26,239,486 (gross unrealized appreciation-$30,034,562; gross unrealized depreciation-$(3,795,076)).

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $16,593,000 of which approximately $6,816,000 will expire in 2002, approximately $5,904,000 will expire in 2003 and approximately $3,873,000 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at April 30, 1998 are as follows:

                                     VALUE AT       VALUE AT       UNREALIZED
NUMBER OF              EXPIRATION     TRADE         APRIL 30,     APPRECIATION
CONTRACTS TYPE            DATE        DATE           1998        (DEPRECIATION)
--------  ----          --------    ---------      --------       -----------
Short positions:
792  30 Yr. U.S. T-Bond  Jun '98   $95,578,170    $95,213,250      $364,920
125  10 Yr. U.S. T-Note  Jun.'98    14,038,500     14,039,063          (563)
56     Eurodollar        Jun.'98    13,128,306     13,200,600       (72,294)
51     Eurodollar        Sep.'98    11,944,636     12,017,413       (72,777)
51     Eurodollar        Dec.'98    11,929,320     12,005,400       (76,080)
                                                                   --------
                                                                   $143,206
                                                                   ========

   Details of open forward currency contracts at April 30, 1998 are as follows:

                             VALUE AT       VALUE AT
SETTLEMENT    CONTRACT      SETTLEMENT      APRIL 30,    UNREALIZED
   DATE      TO RECEIVE        DATE           1998      APPRECIATION
 ---------    ---------     ---------      ---------     ----------
Purchase:
1/27/98     $25,000,000    $17,434,725    $17,514,583      $79,858

   The Trust entered into two interest rate caps. Under both agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for both agreements. Details of the caps at April 30, 1998 are as follows:


NOTIONAL                                                VALUE AT
AMOUNT    FIXED                 TERMINATION     COST/    APRIL 30,   UNREALIZED
 (000)    RATE    FLOATING RATE     DATE       PREMIUM     1998     DEPRECIATION
 -----    ----    -------------     ----       -------     ----     ------------
$25,000   6.00%   3 month LIBOR   2/19/02   $  613,549   $308,200    $ (305,349)
$50,000   7.00%   3 month LIBOR   4/18/03    1,422,229    369,000    (1,053,229)
                                                                    -----------
                                                                    $(1,358,578)
                                                                    ===========

NOTE 4. BORROWINGS                  REVERSE  REPURCHASE  AGREEMENTS:  The  Trust
                                    enters into  reverse  repurchase  agreements
with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of United States reverse repurchase agreements outstanding during the six months ended April 30, 1998 was approximately
$40,707,486 at a weighted average interest rate of approximately 5.49%. Also, the average daily balance of Canadian reverse repurchase agreements outstanding during the six months ended April 30, 1998 was approximately C$72,764,925 at a weighted average interest rate of 4.26%.

   The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $171,342,086 as of April 30, 1998, which was 27% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date

   The average daily balance of dollar rolls outstanding during the six months ended April 30, 1998 was approximately $250,804. The maximum amount of dollar rolls oustanding at any month-end during the period was $9,329,016 as of February 28, 1998, which was 1.48% of total assets.

NOTE 5. CAPITAL                     There  are 200  million  shares  of $.01 par
                                    value  common  stock   authorized.   Of  the
36,207,093 shares outstanding at April 30, 1998, the Adviser owned 7,093 shares.

NOTE 6. DISTRIBUTIONS               Subsequent  to April 30, 1998,  the Board of
                                    Directors  of the Trust  declared  dividends
from undistributed earnings of $0.07 per share payable May 29, 1998 to shareholders of record on May 15, 1998.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock at (800) 227-7BFM. The addresses are on the front of this report.

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1)  To elect three Directors as follows:

          DIRECTOR                   CLASS             TERM           EXPIRING
          -------                    -----             -----           -------
          Andrew F. Brimmer .......   III             3 years           2000
          Kent Dixon ..............   III             3 years           2000
          Laurence D. Fink ........   III             3 years           2000

          Directors whose term of office continues beyond this meeting are Frank
          J. Fabozzi, Ralph L. Schlosstein, Walter F. Mondale, Richard E. Cavanagh, James Grosfeld, and James Clayburn La Force, Jr.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1998.

          Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:


                                            VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                            --------         -----------      ----------
          Andrew F. Brimmer ..............  26,955,874             0             833,524
          Kent Dixon .....................  26,989,452             0             799,946
          Laurence D. Fink ...............  26,992,455             0             796,943
          Ratification of Deloitte
           & Touche LLP ..................  26,979,528          483,177          326,693

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be between 65% and 75%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE ADVISER'S INVESTMENT  STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider
that   reduction  to  be  in  the  best   interest  of   shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED
SECURITIES (ARMS):                  Mortgage  instruments  with  interest  rates
                                    that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES:       Canadian  Mortgage   instruments  which  are
                                    guaranteed by the Canadian  Mortgage Housing
                                    Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian
                                    Government.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):        Mortgage-backed  securities  which  separate
                                    mortgage  pools  into  short,   medium,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES (I/O):     Mortgage  securities  that  receive only the
                                    interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:    Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae,    Freddie    Mac   or   Ginnie    Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized  Mortgage Obligations.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities and other assets held by the
                                    Trust,    plus   income   accrued   on   its
                                    investments, minus any liabilities including
                                    accrued  expenses,   divided  by  the  total
                                    number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each
                                    Monday.

PRINCIPAL-ONLY SECURITIES (P/O):    Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE AGREEMENTS:      In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED SECURITIES:Arrangements  in which a pool of  assets  is separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed securities. IO's and PO's are examples of STRIPS.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
-------------------------------------------------------------------------------------------------------

                                                                                              MATURITY
PERPETUAL TRUSTS                                                      STOCK SYMBOL              DATE
                                                                        ---------               -----
The BlackRock Income Trust Inc.                                           BKT                    N/A
The BlackRock North American Government Income Trust Inc.                 BNA                    N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                        BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                        BNN                   12/99
The BlackRock Target Term Trust Inc.                                      BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                        BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                   BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                          BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                   BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                 BCT                   12/09


TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------------

                                                                                              MATURITY
PERPETUAL TRUSTS                                                      STOCK SYMBOL              DATE
                                                                        ---------               -----
The BlackRock Investment Quality Municipal Trust Inc.                     BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.          RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                  RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.          RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.            RNY                    N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                            BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                      BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.           BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                   BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.             BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc.      BMT      12/10

      If you would like further information please do not hesitate to call
       BlackRock at (800) 227-7BFM or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, N.J. 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1998 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, N.J. 07102-4077
                                 (800) 227-7BFM


[LOGO]Printed on recycled paper                                      092475-10-2


THE BLACKROCK
NORTH AMERICAN
GOVERNMENT
INCOME TRUST INC.
=================
SEMI-ANNUAL REPORT
APRIL 30, 1998

[GRAPHIC]